UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 7, 2014 (April 3, 2014)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

877 North 8th West, Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
(Former Name, Former Address or Former Fiscal Year, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

□           Written communications pursuant to Rule 425 under the Securities Act
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5:   Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 3, 2014, the board of directors of U.S. Energy Corp. (the “Company,” “we,” “us,” or “our”) approved amendments to the Company’s bylaws.  The principal effects of the changes were to (i) eliminate a procedure by which shareholders were entitled to include director nominees in the Company’s proxy statement if certain requirements were satisfied, (ii) eliminate a provision providing for the reimbursement of expenses of persons engaged in certain proxy solicitations, and (iii) add certain provisions regarding indemnification and advancement of expenses of officers and directors of the Company.  The amendments were effective immediately.

The foregoing is a summary of the amendments to the bylaws, and is qualified in its entirety by reference to the complete text of the bylaws.  The summary of the terms of our common stock in Item 8.01 below is qualified by the complete text of the bylaws and our articles of incorporation.  Each of our articles of incorporation and bylaws is included as an exhibit hereto.

Section 8:  Other Events

Item 8.01.  Other Events.

The following is a current description of our common stock, par value $0.01 per share, as registered pursuant to Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be incorporated by reference into any Registration Statement on Form S-3 or Form S-8 (or applicable successor forms) that may be filed in the future by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Securities Act of 1933, as amended, until and to the extent that such description of common stock is subsequently amended or modified by any amendment or report filed by the Company with the SEC under the Exchange Act for the purpose of updating such description.

The rights of the holders of our common stock are governed by the Wyoming Business Corporation Act (the “WBCA”), our articles of incorporation and our bylaws.

Authorized Common Stock

Our articles of incorporation authorize us to issue an unlimited number of shares of common stock, par value $0.01 per share.

Our articles of incorporation also authorize us to issue 100,000 shares of preferred stock, par value $0.01 per share. We may issue preferred stock from time to time in one or more series, without stockholder approval, when and as authorized by our board of directors. Our board of directors’ ability to authorize, without stockholder approval, the issuance of preferred stock with voting, conversion, and other rights and preferences superior to the rights associated with the common stock may adversely affect the rights of holders of our common stock.  There are no shares of preferred stock outstanding as of April 7, 2014.

Voting Rights

Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, except that cumulative voting in the election of directors is permitted. Section 17-16-725 of the WBCA generally provides that unless otherwise provided in our articles of incorporation or another section of the WBCA with respect to a specified action, a matter to be voted on by stockholders is approved if the votes cast in favor of such matter exceed the votes cast against the matter. However, Section 17-16-728 of the WBCA provides that, unless otherwise specified in the articles of incorporation, directors are elected by a plurality vote. The classification of our board of directors as discussed below will likely reduce the impact cumulative voting could otherwise have in the election of directors.

Dividend and Distribution Rights

Holders of outstanding shares of our common stock are entitled to dividends when, as, and if declared by our board of directors out of funds legally available for the payment of dividends. Our articles of incorporation provide that we may generally pay dividends only out of our unreserved and unrestricted earned surplus or, subject to certain requirements, from capital surplus. Section 17-16-640 of the WBCA also generally provides that a dividend may not be paid if, after giving it effect, (i) we would not be able to pay our debts as they become due in the usual course of business or (ii) our total assets would be less than the sum of our total liabilities plus the aggregate liquidation preference on any then-outstanding shares of preferred stock.

In the event of our dissolution, holders of our common stock will be entitled to receive ratably our net assets available to the stockholders, subject to any liquidation preference on any then-outstanding shares of preferred stock.

No Preemptive, Conversion, or Redemption Rights

Holders of our outstanding common stock have no preemptive, conversion, or redemption rights. Shares of our common stock are not assessable. To the extent that additional shares of our common stock may be issued in the future, the relative interests of the then existing stockholders may be diluted.

Trading Market

Our common stock is listed for trading on the NASDAQ Capital Market under the symbol “USEG”.

Anti-Takeover Provisions in our Articles of Incorporation, Bylaws and Wyoming Law

Our articles of incorporation and bylaws, and certain provisions of the WBCA, contain provisions that could delay, defer, discourage, or prevent a change in control of us, the removal of our existing management or directors, or an offer by a potential acquirer to our stockholders, including an offer by a potential acquirer at a price higher than the then-current market price for our common stock.  Among other things, these provisions:

•
divide our board of directors into three classes serving staggered three-year terms, which could have the effect of increasing the length of time necessary to change the composition of a majority of the board of directors (in addition, the relevant provision of our articles of incorporation can be amended only with the approval of the holders of 75% of our outstanding voting stock);

•	provide that directors may be removed from office only for cause;

•	provide that vacancies on the board of directors may generally be filled by the vote of a majority of directors then in office;

•
provide our board of directors with the ability to authorize currently undesignated preferred stock. This ability makes it possible for our board of directors to issue, without stockholder approval, preferred stock with voting or other rights or preferences designated by the board that could have the effect of impeding any takeover attempt;

•
establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These requirements may make it more difficult for stockholders to bring matters before the stockholders at an annual or special meeting; and

•	limit the ability of stockholders to call special stockholders meetings or to act by written consent.

In addition, we are a “qualified corporation” for purposes of the Wyoming Management Stability Act, a statute that includes a variety of anti-takeover provisions, including provisions that:

•	limit the ability of certain holders of 15% or more of our voting stock from entering into business combination transactions with us;

•
require a person conducting a tender offer that would result in the person owning 10% or more of our common stock to provide certain information to us and to the Wyoming Secretary of State, and to conduct such a tender offer in accordance with certain requirements;

•
allow us to cause a subsidiary of ours to vote shares of our common stock held by the subsidiary, up to a limit of 40% of the total number of shares of common stock outstanding (as of April 7, 2014, no subsidiary of ours owned any shares of our common stock); and

•
limit the voting rights, in some circumstances, of common stock acquired in transactions that result in the acquiring person owning 20%, 33.3% or 50% of the outstanding shares unless such voting rights are approved by a vote of the holders of a majority of shares not affiliated with the acquiring person.  The shares acquired in such a transaction may also be subject to redemption by the Company if such voting rights are not approved.  A shareholder who does not vote in favor of a proposal to approve such voting rights may seek appraisal rights in some circumstances.

Section 9:  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Exhibit
3.1	Restated Articles of Incorporation (incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-3 [333-162607] filed October 20, 2009)
3.2	Restated Bylaws, dated as of April 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: April 7, 2014	By:	/s/ Mark J. Larsen
Mark J. Larsen, President